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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2015

INTERNATIONAL LEASE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	1-31616 (Commission File Number)	22-3059110 (IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400,
Los Angeles, California 90067
(Address of principal executive offices, including zip code)

Registrants' telephone numbers, including area code: (310) 788-1999

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

 Explanatory Note

        This Amendment No. 1 to the Registrant's Current Report on Form 8-K is being filed solely to file the Interactive Data files relating to AerCap Global Aviation Trust's Annual Report for the year ended December 31, 2014, in accordance with Rule 405 of Regulation S-T. No other changes have been made to the Form 8-K, as originally filed on March 30, 2015.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
101	Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheets as of December 31, 2014 (Successor) and December 31, 2013 (Predecessor); (ii) the Consolidated Statements of Operations for the period beginning February 5, 2014 and ending December 31, 2014 (Successor), the period beginning January 1, 2014 and ending May 13, 2014, and the years ended December 31, 2013 and 2012 (Predecessor); (iii) the Consolidated Statements of Comprehensive Income (Loss) for the period beginning February 5, 2014 and ending December 31, 2014 (Successor), the period beginning January 1, 2014 and ending May 13, 2014, and the years ended December 31, 2013 and 2012 (Predecessor); (iv) the Consolidated Statement of Equity for the period beginning February 5, 2014 and ending December 31, 2014 (Successor) and the Consolidated Statements of Shareholder's Equity for the period beginning January 1, 2014 and ending May 13, 2014, and the years ended December 31, 2013 and 2012 (Predecessor); (v) the Consolidated Statements of Cash Flows for the period beginning February 5, 2014 and ending December 31, 2014 (Successor), the period beginning January 1, 2014 and ending May 13, 2014 and the years ended December 31, 2013 and 2012 (Predecessor); and (vi) the Notes to the Consolidated Financial Statements.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ NAJIM CHELLIOUI
	Name:	Najim Chellioui
	Title:	Treasurer

Date: April 1, 2015

 EXHIBIT INDEX

Exhibit No.	Description
101	Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheets as of December 31, 2014 (Successor) and December 31, 2013 (Predecessor); (ii) the Consolidated Statements of Operations for the period beginning February 5, 2014 and ending December 31, 2014 (Successor), the period beginning January 1, 2014 and ending May 13, 2014, and the years ended December 31, 2013 and 2012 (Predecessor); (iii) the Consolidated Statements of Comprehensive Income (Loss) for the period beginning February 5, 2014 and ending December 31, 2014 (Successor), the period beginning January 1, 2014 and ending May 13, 2014, and the years ended December 31, 2013 and 2012 (Predecessor); (iv) the Consolidated Statement of Equity for the period beginning February 5, 2014 and ending December 31, 2014 (Successor) and the Consolidated Statements of Shareholder's Equity for the period beginning January 1, 2014 and ending May 13, 2014, and the years ended December 31, 2013 and 2012 (Predecessor); (v) the Consolidated Statements of Cash Flows for the period beginning February 5, 2014 and ending December 31, 2014 (Successor), the period beginning January 1, 2014 and ending May 13, 2014 and the years ended December 31, 2013 and 2012 (Predecessor); and (vi) the Notes to the Consolidated Financial Statements.

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Explanatory Note
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX